LOAN (Details) - Credit Agreement [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Sep. 01, 2021
Debt Instruments [Abstract]
Debt amount		$ 300,000
Proceeds from debt, net of issuance costs	$ 11,250
Debt amount interest rate	1.00%
Frequency of periodic payment	quarterly
Long-term Debt, Rolling Maturity [Abstract]
2022 (current maturities)	$ 3,000
2023	3,000
2024	3,000
2025	3,000
2026	3,000
2027	3,000
2028	281,250
Total	$ 299,250